Exhibit 10.3

Labor Contract

Party A：Sichuan Xintai Pharmaceutical Co., Ltd
Legal Representative：Xiaodong Zhu
Company Address：    Room 10,9 Floor, Building 5, 9 Gaoshengqiao Road (Dayi Louver Plaza), Wuhou District, Chengdu City, Sichuan Prov, 610041, P.R.China

Party B：  Di Wu
Sex：                               Male
Birth of Date：              5/31/1967
ID No.：                         320502196705310511
Education：                   Postdoc
Physical Address：      Room 401, Building 52 Xinsheng Xinyuan Huli District, Suzhou, Jiangsu Province
Post code：                   215000

In accordance with relevant provisions of the “The People’s Republic of China Labor Law,” “The People’s Republic of China Labor Contract Law,” both Party A and Party B have reached an agreement through friendly consultation to conclude this contract.

1. Term of the Labor Contract

The labor contract is a fixed term labor contract, which is effective from January 1, 2010 to January 1, 2011.

2. Content of Work

Party B agrees to serve as Vice President and Chief Development Officer in accordance with the working requirements of Party A.

3. Labor Remuneration

The amount of basic salary of Party B is RMB 20,000.  The month salary of Party B is income before tax. The amount of personal income tax is paid as prescribed by the State and monthly withheld by the company.

Party A	Party B
Legal Representative (Signature)	(Signature)

/s/ Xiaodong Zhu	/s/ Di Wu

Date :	Date :